UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 30, 2007

                       Commission file number:  000-52171

                             Tropical PC, Inc.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

                   Nevada                         20-5220693
      ----------------------------------   --------------------------
      (State or other jurisdiction of        (I.R.S. Employer
       incorporation or organization)        Identification No.)


             1107 E. Desert Inn Road, #5, Las Vegas, NV  89109
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                (Address of principal executive offices)

                              (702) 733-9361
                       ---------------------------
                       (Issuer's telephone number)


                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On December 30, 2007, the Board of Directors for Tropical PC announced the declaration of a special stock dividend through which Tropical PC will spin off its wholly-owned subsidiary, Monster Offers, a Nevada corporation, formerly known as Tropical PC Acquisition Company to its own shareholders, in the same proportion as they own stock in Tropical PC.

As consideration for the subsidiary dividend spin-off, Tropical PC will receive the sum of $5,000 from the new management of Monster Offers. These funds are needed to keep Tropical PC operational and fully reporting for the next twelve months.

Record shareholders of Tropical PC, Inc. as of the close of business on December 31, 2007, will receive one (1) common share of unregistered stock, par value $0.001, of Monster Offers common stock for every share of Tropical PC common stock owned. The Monster Offers stock dividend will be based on 810,000 shares of Tropical PC common stock that are issued and outstanding as of the record date. The dividend is payable on December 31, 2007 to shareholders of record on December 30, 2007.

Tropical PC will retain no ownership in Monster Offers following the issuance of the stock dividend. Further, Monster Offers will no longer be a subsidiary of Tropical PC. Monster Offers will be a non-reporting private company, that has yet to commence its operations, has no revenues, and different management than Tropical PC.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TROPICAL PC, Inc.
                                -----------------------------
                                         Registrant

                                By: /s/ Jorge Moreno
                                -----------------------------
                                 Name:  Jorge Moreno
                                 Title: Tropical PC President



Dated:  January 4, 2008



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